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                                   AMENDMENT,
                               DATED MAY 21, 2001
                                       TO
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                             DATED AUGUST 28, 2000,
                                   AS AMENDED

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                                    EXHIBIT A
                                    ---------

                       RYDEX SERIES FUNDS - ADVISOR CLASS
                    DISTRIBUTION AND SHAREHOLDER SERVICE FEES
                             AS AMENDED MAY 21, 2001

RYDEX FUNDS - ADVISOR CLASS
---------------------------

U.S. Government Money Market Fund
Nova Fund
Ursa Fund
OTC Fund
U.S. Government Bond Fund
Mekros Fund
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund


DISTRIBUTION AND SHAREHOLDER SERVICE FEES
-----------------------------------------

         Distribution Services.............Twenty-Five basis points (.25%)

         Shareholder Services..............Twenty-Five basis points (.25%)

CALCULATION OF FEES
-------------------

         Distribution and Shareholder Service fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

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                                    EXHIBIT B
                                    ---------

                          RYDEX SERIES FUNDS - C CLASS
                    DISTRIBUTION AND SHAREHOLDER SERVICE FEES
                             AS AMENDED MAY 21, 2001


RYDEX FUNDS - C CLASS
---------------------

U.S. Government Money Market Fund
Nova Fund
Ursa Fund
OTC Fund
Juno Fund
Mid-Cap Fund
Arktos Fund
U.S. Government Bond Fund
Mekros Fund
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund


DISTRIBUTION AND SHAREHOLDER SERVICE FEES
-----------------------------------------

         Distribution Services..............Seventy-Five basis points (.75%)

         Shareholder Services...............Twenty-Five basis points (.25%)

CALCULATION OF FEES
-------------------

Distribution and Shareholder Service fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.